SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

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Investment Managers Series Trust II

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INVESTMENT MANAGERS SERIES TRUST II

FIRST TRUST MULTI-STRATEGY FUND

235 West Galena Street
Milwaukee, Wisconsin 53212

INFORMATION STATEMENT

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF THE INFORMATION STATEMENT

This Information Statement is available online at https://www.FirstTrustCapital.com.

The primary purpose of this Information Statement is to provide you with information about new investment sub-advisory agreements (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) between (i) First Trust Capital Management L.P. (the “Advisor”) and RiverNorth Capital Management, LLC (“RiverNorth”), and (ii) the Advisor and Angel Oak Capital Advisors, LLC (“Angel Oak”), both with respect to the First Trust Multi-Strategy Fund (formerly, the Vivaldi Multi-Strategy Fund) (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”). The New Sub-Advisory Agreements took effect on November 1, 2021, when VFT Holdings LP (formerly, Vivaldi Holdings, LLC), the parent company of the Advisor, entered into a joint venture with First Trust Capital Partners, LLC to create a new entity called First Trust Capital Solutions L.P. (“FTCS”) (the “Transaction”). As a result of the Transaction, the Advisor, formerly named Vivaldi Asset Management, LLC, became a wholly owned subsidiary of FTCS and was renamed First Trust Capital Management L.P. The Transaction also resulted in an assignment and termination of the (i) investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor, (ii) the investment sub-advisory agreement between the Advisor and RiverNorth, and (iii) the investment sub-advisory agreement between the Advisor and Angel Oak.

In anticipation of the Transaction and these related events, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at a meeting held on June 30, 2021, considered and approved (i) a new advisory agreement which would allow the Advisor to continue to serve as the investment advisor to the Fund under terms substantially similar to those of the previous investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor, and (ii) the New Sub-Advisory Agreements. Shareholders of the Fund approved the new advisory agreement between the Trust, on behalf of the Fund, and the Advisor at a special meeting of shareholders held on September 28, 2021.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisors or investment sub-advisors to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and the Advisor (the “SEC Order”) that permits the Advisor and the Board to employ unaffiliated sub-advisors and modify sub-advisory agreements with unaffiliated sub-advisors without prior approval of the Fund’s shareholders. The SEC Order also permits the Fund to disclose, in lieu of the fees paid to each unaffiliated sub-advisor, the aggregate fees paid to the unaffiliated sub-advisors. One of the conditions of the SEC Order is that within 90 days after entering into a new or amended investment sub-advisory agreement with a new sub-advisor without shareholder approval, the Fund must provide an Information Statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the SEC Order. By sending you this notice, the Fund is notifying you that the Information Statement is available to you via the internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at https://www.FirstTrustCapital.com. The Information Statement will be available on the website until at least April 27, 2022. You may request a paper copy or email copy of the Information Statement, free of charge, by contacting the Fund in writing at 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-877-779-1999. The Fund’s most recent annual report and semi-annual report are available upon request, without charge, by contacting the Fund at the above address or phone number, or by visiting https://www.FirstTrustCapital.com.

i

Only one copy of this notice will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Fund at 235 West Galena Street, Milwaukee, Wisconsin 53212, or call 1-877-779-1999. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Funds as indicated above. On behalf of the Board of Trustees, I thank you for your continued investment in the First Trust Multi-Strategy Fund.

Sincerely,

Terrance Gallagher
President

ii

INVESTMENT MANAGERS SERIES TRUST II

INFORMATION STATEMENT TO SHAREHOLDERS OF THE

FIRST TRUST MULTI-STRATEGY FUND

This document is an Information Statement and is being furnished to shareholders of the First Trust Multi-Strategy Fund (formerly, the Vivaldi Multi-Strategy Fund) (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the “SEC Order”) to the Trust and First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (the “Advisor”), the Fund’s investment advisor. The SEC Order permits the Advisor and the Board of Trustees of the Trust (the “Board”) to employ unaffiliated sub-advisors and modify sub-advisory agreements with unaffiliated sub-advisors without prior approval of the Fund’s shareholders. Although approval by the Fund’s shareholders is not required, the SEC Order requires that an Information Statement be made available to the Fund’s shareholders in connection with the appointment of a new unaffiliated sub-advisor. The SEC Order also permits the Fund to disclose, in lieu of the fees paid to each unaffiliated sub-advisor, the aggregate fees paid to all unaffiliated sub-advisors.

This Information Statement provides information about new investment sub-advisory agreements (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) between (i) the Advisor and RiverNorth Capital Management, LLC (“RiverNorth”), and (ii) the Advisor and Angel Oak Capital Advisors, LLC (“Angel Oak”), both with respect to the Fund. The New Sub-Advisory Agreements took effect on November 1, 2021, when VFT Holdings LP (formerly, Vivaldi Holdings, LLC), the parent company of the Advisor, entered into a joint venture with First Trust Capital Partners, LLC to create a new entity called First Trust Capital Solutions L.P. (“FTCS”) (the “Transaction”). The Transaction resulted in a change of control of the Advisor which terminated the then existing investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor, and also terminated the then existing investment sub-advisory agreements with RiverNorth and Angel Oak.

This Information Statement will be made available on the Fund’s website, https://www.FirstTrustCapital.com, on or about January 26, 2022. The Fund will bear the expenses incurred in connection with preparing this Information Statement, which are expected to be approximately $5,700. You may request a paper copy or email copy of the Information Statement, free of charge, by contacting the Fund in writing at 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-877-779-1999.

As of January 3, 2022, 1,394,605.185 shares (67,949.613 Class A shares and 1,326,655.572 Class I shares) of the Fund were issued and outstanding. Information regarding shareholders who owned beneficially 5% or more of a class of shares of the Fund as of January 3, 2022 is set forth in Appendix A. To the knowledge of the Advisor, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of January 3, 2022.

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at www.FirstTrustCapital.com.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.       Introduction

The Fund commenced operations and acquired the assets and liabilities of the Vivaldi Orinda Macro Opportunities Fund (the “Predecessor Fund”), a series of Advisors Series Trust, on December 16, 2016. Since the Fund’s inception, the Advisor, located at 225 West Wacker Drive, Suite 2100, Chicago Illinois 60606, has served as the Fund’s investment advisor. Subject to the general supervision of the Board, the Advisor is responsible for managing the Fund in accordance with the Fund’s investment objective and policies described in the Fund’s current Prospectus. As the Fund’s investment advisor, the Advisor has the ability to delegate day-to-day portfolio management responsibilities to one or more sub-advisors, and in that connection is responsible for making recommendations to the Board with respect to hiring, termination and replacement of any sub-advisor of the Fund.

The Advisor seeks to achieve the Fund’s investment objective by delegating the management of a portion of Fund assets to a group of experienced investment managers (the “Sub-Advisors”) that utilize a variety of investment strategies and styles. The Advisor also manages a portion of the Fund’s assets directly. The Advisor retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio and is responsible for selecting and determining the percentage of Fund assets to allocate to itself and each Sub-Advisor. In seeking to achieve the Fund’s investment objective, the Advisor and the Sub-Advisors implement both fundamentally and technically driven strategies. These strategies may include, without limitation, relative value, arbitrage and asset-backed fixed income strategies that invest in different asset classes, securities, and derivative instruments. These strategies seek to target positive absolute returns and may exhibit different degrees of volatility, as well as exposure to equity, fixed income, currency, and interest rate markets. The Advisor and each Sub-Advisor have complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Advisor is subject to the oversight of the Advisor, the Advisor does not attempt to manage the day-to-day investments of the Sub-Advisors.

The Advisor has entered into investment sub-advisory agreements with the following Sub-Advisors:

●	RiverNorth Capital Management, LLC, located at 433 W. Van Buren Street, 1150-E, Chicago, Illinois 60607, manages an arbitrage strategy for the Fund.

●	Angel Oak Capital Advisors, LLC, located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, manages an asset-backed fixed income strategy for the Fund.

Prior to November 1, 2021, RiverNorth served as sub-advisor to the Fund pursuant to an investment sub-advisory agreement dated December 16, 2016, by and between the Advisor and RiverNorth (the “Previous RiverNorth Sub-Advisory Agreement”). Prior to November 1, 2021, Angel Oak served as sub-advisor to the Fund pursuant to an investment advisory agreement dated October 18, 2017, by and between the Advisor and Angel Oak (the “Previous Angel Oak Sub-Advisory Agreement” and together with the Previous RiverNorth Sub-Advisory Agreement, the “Previous Sub-Advisory Agreements”). In anticipation of the Transaction, the Board, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), at a meeting held on June 30, 2021, unanimously approved the New Sub-Advisory Agreements with respect to the Fund which took effect as of November 1, 2021, upon the closing of the Transaction. As a result of the Transaction, the Previous Sub-Advisory Agreements terminated as of November 1, 2021. As discussed below, the New Sub-Advisory Agreements are the same in all material respects as the Previous Sub-Advisory Agreements, except for the effective date and term. As with the Previous Sub-Advisory Agreements, the Advisor, and not the Fund, pays the sub-advisory fees under the New Sub-Advisory Agreements.

II.       The Advisory Agreement

The Advisor serves as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust dated as of November 1, 2021, which was approved by the Board on June 30, 2021. At a special meeting held on September 28, 2021, shareholders of the Fund approved the Advisory Agreement. The Advisor is an investment advisor registered with the SEC and provides investment advice to open-end, closed-end and private funds. As of November 30, 2021, the Advisor had approximately $2 billion in assets under management.

Pursuant to the Advisory Agreement, the Fund is obligated to pay the Advisor an annual management fee equal to 1.20% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.85% and 1.55% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is effective until November 1, 2023, and may be terminated before that date only by the Board. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

For the fiscal year ended September 30, 2021, the Advisor received $246,131 in net advisory fees from the Fund, representing 0.64% of the Fund’s average daily net assets.

III.       The Previous and New Sub-Advisory Agreements

The Previous Sub-Advisory Agreements

Each Previous Sub-Advisory Agreement provided that it would remain in effect, unless sooner terminated, for a period of two years from the effective date and would continue in effect for successive periods of one year thereafter only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Fund specifically approved its continuance at least annually. Each Previous Sub-Advisory Agreement could be terminated at any time, without the payment of any penalty, (i) by the Board, (ii) by the vote of a majority of the outstanding voting securities of the Fund, (iii) by the Advisor on 60 days’ written notice to the Sub-Advisor, or (iv) by the Sub-Advisor upon 60 days’ written notice to the Trust and the Advisor. Each Previous Sub-Advisory Agreement also included a provision that caused it to terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act) or upon the termination of the investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor.

Each Previous Sub-Advisory Agreement generally provides that the Sub-Advisor will not be liable for any losses suffered by the Fund resulting from any error of judgment or mistake of law made in connection with selecting investments for the portion of the Fund it manages, except for losses resulting from willful misfeasance, bad faith, or negligence in the performance of the Sub-Advisor’s duties or reckless disregard of obligations and duties of the Sub-Advisor.

Under the Previous RiverNorth Sub-Advisory Agreement, RiverNorth received an annual sub-advisory fee of 0.80% on the portion of the Fund’s assets managed by RiverNorth, calculated daily and payable monthly. For the fiscal year ended September 30, 2021, the Advisor paid RiverNorth $124,753 in aggregate sub-advisory fees with respect to the Fund.

The Previous RiverNorth Sub-Advisory Agreement was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on April 22, 2021. The Previous RiverNorth Sub-Advisory Agreement was last approved by the initial shareholder of the Fund in connection with the Fund’s commencement of operations on December 16, 2016.

Under the Previous Angel Oak Sub-Advisory Agreement, Angel Oak received an annual sub-advisory fee of 0.60% on the portion of the Fund’s assets managed by Angel Oak, calculated daily and payable monthly. For the fiscal year ended September 30, 2021, the Advisor paid Angel Oak $93,026 in aggregate sub-advisory fees with respect to the Fund.

The Previous Angel Oak Sub-Advisory Agreement was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on April 22, 2021. Pursuant to the terms of the SEC Order, the Previous Angel Oak Sub-Advisory Agreement was not required to be approved by the Fund’s shareholders.

The New Sub-Advisory Agreements

The terms of each New Sub-Advisory Agreement are the same in all material respects as those of the corresponding Previous Sub-Advisory Agreement, except for the effective date and term. Under the terms of each New Sub-Advisory Agreement, the Sub-Advisor will, subject to the supervision of the Advisor and the Board and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets.

Each New Sub-Advisory Agreement generally provides that the Sub-Advisor will not be liable for any losses suffered by the Fund resulting from any error of judgment or mistake of law made in connection with selecting investments for the portion of the Fund it manages, except for losses resulting from willful misfeasance, bad faith, or negligence in the performance of the Sub-Advisor’s duties or reckless disregard of obligations and duties of the Sub-Advisor.

Each New Sub-Advisory Agreement provides that it will remain in effect for an initial two-year term after November 1, 2021, the effective date of the agreement, unless sooner terminated as provided in the agreement. Each New Sub-Advisory Agreement will continue in force from year to year thereafter so long as it is specifically approved at least annually by the Board in the manner required by the 1940 Act.

Each New Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Each New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, (i) by the Board, (ii) by the vote of a majority of the outstanding voting securities of the Fund, (iii) by the Advisor on 60 days’ written notice to the Sub-Advisor, or (ii) by the Sub-Advisor on 60 days’ written notice to the Trust and the Advisor.

Under each New Sub-Advisory Agreement, the Advisor pays a sub-advisory fee to each Sub-Advisor that is identical to the fee the Advisor paid to the Sub-Advisor under its Previous Sub-Advisory Agreement.

Under its New Sub-Advisory Agreement, RiverNorth receives an annual sub-advisory fee of 0.80% on the portion of the Fund’s assets managed by RiverNorth, calculated daily and payable monthly.

Under its New Sub-Advisory Agreement, Angel Oak receives an annual sub-advisory fee of 0.60% on the portion of the Fund’s assets managed by Angel Oak, calculated daily and payable monthly.

All sub-advisory fees with respect to the Fund are paid by the Advisor and not the Fund. Because the Advisor pays RiverNorth and Angel Oak, there is no “duplication” of advisory fees paid.

The New Sub-Advisory Agreement between the Advisor and RiverNorth is attached as Appendix B to this Information Statement. The New Sub-Advisory Agreement between the Advisor and Angel Oak is attached as Appendix C to this Information Statement. Copies of the New Sub-Advisory Agreements are on file with the SEC and available: (1) in person at the SEC’s Public Reference Room in Washington, D.C. (upon payment of any applicable fees); (2) by mail (Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520) or email (publicinfo@sec.gov) (upon payment of any applicable fees); or (3) on the EDGAR Database on the SEC’s internet website (www.sec.gov).

No Trustees or officers of the Trust are officers, employees, directors, managers or members of either RiverNorth or Angel Oak. In addition, since the beginning of the Trust’s last fiscal year, no Trustee has had, directly or indirectly, a material interest in either RiverNorth or Angel Oak, any of RiverNorth’s or Angel Oak’s parents or subsidiaries, or any subsidiaries of a parent of any such entities, and no Trustee has been a party to a material transaction or material proposed transaction to which RiverNorth or Angel Oak, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party.

IV.       Board Considerations

At its June 30, 2021, meeting, in connection with its review of the Sub-Advisory Agreements, the Trustees discussed, among other things, the nature, extent and quality of the services to be provided by each Sub-Advisor with respect to the Fund; the proposed sub-advisory fees to be paid to each Sub-Advisor; and the potential benefits to each Sub-Advisor expected to result from its relationship with the Fund. In advance of the meeting, the Board received information about each Sub-Advisor’s investment strategy and the Sub-Advisory Agreements, certain portions of which are discussed below. The materials, among other things, included information with respect to each Sub-Advisor: (i) the Sub-Advisor’s organization and financial condition; (ii) information regarding the background, experience and compensation structure of relevant personnel who would be providing services to the Fund; (iii) information about fees charged by the Sub-Advisor to comparable other products; (iv) information about the performance of comparable other products managed by the Sub-Advisor; and (v) information about the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading.

In considering the approval of the Sub-Advisory Agreement, the Board and Independent Trustees considered a variety of factors, including those discussed below. The Board and Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

RiverNorth

The Board considered that under the New Sub-Advisory Agreement, RiverNorth would be entitled to the same sub-advisory fees as under the Previous RiverNorth Sub-Advisory Agreement with respect to the Fund. The Board noted that as a sub-advisor to the Fund, RiverNorth is responsible for the day-to-day management of a portion of the Fund’s assets utilizing a closed-end fund arbitrage strategy. The Meeting Materials indicated that RiverNorth’s portion of the Fund outperformed the Bloomberg Barclays Aggregate Bond Index for the one- and three-year periods ended May 31, 2021, and outperformed the Morningstar All Closed-End Fund Total Return Index for the three-year period, but underperformed the S&P 500 Index for the one- and three-year periods by 7.97% and 7.05%, respectively. The Trustee noted, however, RiverNorth’s observation that its portion of the Fund had outperformed the S&P 500 Index adjusted to reflect the portfolio’s beta (i.e., volatility against the benchmark) to the S&P 500 Index for both periods. The Trustees noted that the Advisor was recommending approval of the New Sub-Advisory Agreement with RiverNorth.

The Board reviewed information regarding the sub-advisory fee proposed to be charged by RiverNorth with respect to the Fund, and noted that RiverNorth serves as advisor or sub-advisor to other registered investment companies, private funds, and separately managed accounts with similar objectives and policies as RiverNorth’s portion of the Fund. The Trustees also noted that the sub-advisory fee charged by RiverNorth to the Fund is within the range of fees RiverNorth charges to manage the registered investment companies, private funds and separate accounts with similar strategies as the Fund. The Trustees also observed that the Advisor pays RiverNorth’s sub-advisory fee out of the Advisor’s advisory fee, and considered the relative levels and types of services provided by RiverNorth and the Advisor.

After further discussion, the Independent Trustees and the Board concluded that RiverNorth would have the capabilities, resources and personnel necessary to manage its portion of the Fund, and that in light of the services to be provided by RiverNorth to the Fund, the compensation to be paid to it under the New Sub-Advisory Agreement is fair and reasonable, and that approval of the New Sub-Advisory Agreement is in the best interest of the Fund and its shareholders. The Board approved the New Sub-Advisory Agreement with RiverNorth for an initial two-year term.

Angel Oak

The Board considered that under the New Sub-Advisory Agreement, Angel Oak would be entitled to the same sub-advisory fees as under the Previous Angel Oak Sub-Advisory Agreement with respect to the Fund. The Board noted that as a sub-advisor to the Fund, Angel Oak is responsible for the day-to-day management of a portion of the Fund’s assets utilizing an asset-backed fixed income market strategy. The Meeting Materials indicated that Angel Oak’s portion of the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the one-, three- and five-year periods ended May 31, 2021. The Trustees noted that the Advisor was recommending approval of the New Sub-Advisory Agreement with Angel Oak.

The Board reviewed information regarding the sub-advisory fee proposed to be charged by Angel Oak with respect to the Fund, and noted that Angel Oak serves as advisor to a registered fund and a UCITS fund, each of which has the same investment objective and investment strategies as Angel Oak’s portion of the Fund. The Trustees noted that the sub-advisory fee that Angel Oak charges to manage its portion of the Fund is lower than the advisory fee that Angel Oak receives from the registered fund. The Trustees also observed that the Advisor pays Angel Oak’s sub-advisory fee out of the Advisor’s advisory fee, and considered the relative levels and types of services provided by Angel Oak and the Advisor.

After further discussion, the Independent Trustees and the Board concluded that Angel Oak would have the capabilities, resources and personnel necessary to manage its portion of the Fund, and that in light of the services to be provided by Angel Oak to the Fund, the compensation to be paid to it under the New Sub-Advisory Agreement is fair and reasonable, and that approval of the New Sub-Advisory Agreement is in the best interest of the Fund and its shareholders. The Board approved the New Sub-Advisory Agreement with Angel Oak for an initial two-year term.

V.       Information Regarding RiverNorth

RiverNorth Capital Management, LLC is a Delaware limited liability company, was founded in 2000 and is an SEC-registered investment advisor that provides discretionary and non-discretionary investment management services primarily to registered investment companies, private investment companies, private separately managed accounts and institutional clients. RiverNorth is located at 433 W. Van Buren Street, 1150-E, Chicago, Illinois 60607, and is a wholly owned subsidiary of RiverNorth Financial Holdings LLC. RiverNorth Financial Holdings LLC is in turn owned primarily by RiverNorth Holding Co., an entity controlled by Brian Schmucker and Patrick Galley. As of November 30, 2021, RiverNorth had approximately $5.768 billion in assets under management.

The names and principal occupations of each principal executive officer and director of RiverNorth, located at 433 W. Van Buren Street, 1150-E, Chicago, Illinois 6060, are listed below. None of RiverNorth’s principal officers and directors has any position with the Fund.

Name	Principal Occupation/Title
Brian H. Schmucker	Founder and Manager
Patrick W. Galley	Chief Executive Officer, Chief Investment Officer and Manager
Jonathan M. Mohrhardt	President, Chief Operating Officer and Manager
Marcus L. Collins	General Counsel, Secretary and Chief Compliance Officer

As one of the Sub-Advisors to the Fund, RiverNorth may seek to take advantage of inefficient pricing in the markets by engaging in certain arbitrage strategies. RiverNorth utilizes a closed-end fund arbitrage strategy, which involves identifying closed-end funds that are trading at a premium or discount to their underlying net-asset values, and taking long and/or short positions accordingly.

The following individuals are jointly and primarily responsible for the day to day management of RiverNorth’s portion of the Fund:

Patrick W. Galley, CFA is a co-portfolio manager of the Fund’s closed-end fund arbitrage strategy. Mr. Galley joined RiverNorth in 2004 and serves as Chief Executive Officer and Chief Investment Officer. Mr. Galley is responsible for strategic planning and business development and oversees all portfolio management activities at RiverNorth. In addition, Mr. Galley serves as the President and Chairman of all RiverNorth proprietary funds. Prior to joining RiverNorth, Mr. Galley was Vice President at Bank of America in the Global Investment Bank's Portfolio Management group where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, fund of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He is a CFA Charterholder and member of the CFA Institute and the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Fund’s closed-end fund arbitrage strategy. Mr. O’Neill joined RiverNorth in 2007 and serves as Portfolio Manager. Mr. O’Neill co-manages the firm's closed-end fund trading strategies and helps to oversee the firm's closed-end fund investment analysts. Prior to joining RiverNorth, Mr. O’Neill was Assistant Vice President at Bank of America in the Global Investment Bank's Portfolio Management group where he specialized in the corporate real estate, asset management and structured finance industries. Mr. O’Neill graduated Magna Cum Laude from Miami University of Ohio with a B.S. in Finance and a minor in Economics. He is a CFA Charterholder and member of the CFA Institute and the CFA Society of Chicago.

The following information was provided by RiverNorth regarding the other registered funds, private funds and separately managed accounts for which it serves as the advisor or sub-advisor and which have investment objectives and investment strategies similar to those of RiverNorth’s portion of the Fund.

Fund	Fee rate	Total fund assets/ net assets sub-advised by RiverNorth as of November 30, 2021	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
RiverNorth Core Opportunity Fund	1.00% of average daily net assets	$78,931,263	No
First Trust Alternative Opportunities Fund (formerly, The Relative Value Fund)	0.80% of average daily net assets	$15,669,049	No

VI.       Information Regarding Angel Oak

Angel Oak Capital Advisers, LLC, a Delaware limited liability company, commenced operations in July 2009 and became registered with the SEC as a registered investment adviser in October 2009. Angel Oak is located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326 and is directly owned by Angel Oak Asset Management Holdings, LLC. Angel Oak Asset Management Holdings, LLC is owned by Angel Oak Companies, LP. The ultimate control persons of Angel Oak are Sreeni Prabhu and Michael Fierman through their ownership of Angel Oak Companies, LP. As of November 30, 2021, Angel Oak had $13.740 billion in assets under management.

The names and principal occupations of each principal executive officer and director of Angel Oak, located at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, are listed below. None of Angel Oak’s principal officers and directors has any position with the Fund.

Name	Principal Occupation/Title
Dory Black	General Counsel
Adam Langley	Chief Compliance Officer
Tracy Jackson	Chief Financial Officer
John Hsu	Chief Risk Officer
David Silvera	Chief Operating Officer
Daniel Fazioli	Chief Accounting Officer

As one of the Sub-Advisors to the Fund, Angel Oak invests in various asset classes within the asset-backed fixed income market. In particular, Angel Oak invests primarily in mortgage-backed securities, including agency and non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”), and other asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans and automobile loans. In addition, Angel Oak may invest in collateralized loan obligations (“CLOs”), which are backed by a pool of corporate debt. Angel Oak may also invest in bank subordinated debt, repurchase agreements, reverse repurchase agreements, high-yield (also known as “junk”) and investment-grade corporate bonds and government securities when it believes such investments offer similar or superior returns to asset-backed fixed income securities. With respect to the asset-backed fixed income strategy, the Fund may invest in securities of any maturity.

Angel Oak seeks to invest in securities it considers to be undervalued and have relatively low volatility. Angel Oak analyzes a variety of factors when selecting investments for the Fund, such as maturity, yield, ratings, collateral quality, credit support, structure and market conditions, and attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. Asset allocations can change over time as Angel Oak’s views on the global economy, interest rates, and capital market conditions change. For investment or hedging purposes Angel Oak may utilize (i) short selling, (ii) borrowing, and (iii) various types of derivative instruments, including structured products, swaps, futures contracts, and options. From time to time, Angel Oak may allocate Fund assets so as to focus on particular types of asset-backed fixed income securities. Angel Oak intends to invest its portion of the Fund’s assets significantly in non-agency RMBS and CMBS.

The following individuals are jointly and primarily responsible for the day to day management of Angel Oak’s portion of the Fund:

Sam Dunlap is a Managing Director and Senior Portfolio Manager of Angel Oak and a portfolio manager of the Fund’s asset-backed fixed income strategy. Mr. Dunlap also serves as a Portfolio Manager of the Angel Oak Multi-Strategy Income Fund, a series of Angel Oak Funds Trust. At Angel Oak, Mr. Dunlap is responsible for managing mutual funds and separately managed accounts for Angel Oak clients, which are primarily depository institutions. He also focuses on building and managing strategies within the RMBS market as well as managing the interest rate risk exposure across Angel Oak’s funds and managed accounts. Mr. Dunlap began his capital markets career in 2002 and has investment experience across multiple sectors of fixed income markets. Prior to joining Angel Oak in 2009, Mr. Dunlap spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes. Mr. Dunlap’s previous experience included two years at Wachovia in Charlotte, North Carolina supporting the agency mortgage pass-through trading desk. Mr. Dunlap received a B.A. in Economics from the University of Georgia.

Berkin Kologlu is a Managing Director of Angel Oak and portfolio manager of the Fund’s asset-backed fixed income strategy. Mr. Kologlu also serves as a Portfolio Manager to the Angel Oak Multi-Strategy Income Fund and Angel Oak High Yield Opportunities Fund, each a series of Angel Oak Funds Trust. Mr. Kologlu has over 18 years’ experience with fixed income products and focuses on building and managing strategies within the collateralized loan obligation market. Prior to joining Angel Oak in 2013, he spent the previous six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic CDOs backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. He received his MBA from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.

Sreeniwas (Sreeni) V. Prabhu is Chief Investment Officer of Angel Oak and a portfolio manager of the Fund’s asset-backed fixed income strategy. Mr. Prabhu also serves as a Portfolio Manager to the Angel Oak Multi-Strategy Income Fund, Angel Oak Flexible Income Fund and Angel Oak High Yield Opportunities Fund, each a series of Angel Oak Funds Trust. Prior to co-founding Angel Oak in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for its $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Kin Lee is a Senior Portfolio Manager of Angel Oak and portfolio manager of the Fund’s asset-backed fixed income strategy. Mr. Lee also serves as a Portfolio Manager to the Angel Oak Multi-Strategy Income Fund, a series of Angel Oak Funds Trust. Mr. Lee focuses on building and managing strategies within the commercial mortgage-backed securities market. Mr. Lee began his career in 1993 and most recently served as Executive Director at Nomura Securities International from 2012 until he joined Angel Oak in 2014. He was previously Head of CMBS Trading for both Mizuho Securities and RBS Greenwich Capital. Mr. Lee also worked in CMBS trading with Credit Suisse and Donaldson, Lufkin, & Jenrette. Mr. Lee holds a B.S. in Industrial Management and Economics from Carnegie Mellon University.

Colin McBurnette is a Portfolio Manager of Angel Oak and portfolio manager of the Fund’s asset-backed fixed income strategy. He also serves a Portfolio Manager to the Angel Oak Multi-Strategy Income Fund, a series of Angel Oak Funds Trust. Mr. McBurnette focuses on security and portfolio analytics. Prior to joining Angel Oak in 2012, Mr. McBurnette worked for Prodigus Capital Management, where he served on the investment committee and ran the analytics group. He was responsible for acquisition and management of its distressed debt portfolio, as well as the development of its proprietary financial technology platform. Previously, Mr. McBurnette worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo. Mr. McBurnette holds a B.B.A. in Finance and in Real Estate from the University of Georgia.

The following information was provided by Angel Oak regarding the other registered funds for which it serves as advisor or sub-advisor and which have investment objectives and investment strategies similar to those of the Fund.

Fund	Fee rate	Total fund assets / net assets sub-advised by Angel Oak as of November 30, 2021	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
Angel Oak Multi-Strategy Income Fund	0.89% of the Fund’s average daily net assets	$7,092,298,344.09 / $7,045,969,609.77	Yes
Angel Oak Multi-Strategy Income UCITS Fund	1.39% of the Fund’s average daily net assets	$868,274,839.62 / $847,257,619.03	No

VII.       Changes in the Fund’s Investment Styles and Changes in the Fund’s Risks

There have been no changes in the Fund’s portfolio managers, investment objective, or principal strategies and risks in connection with the Transaction or the New Sub-Advisory Agreements.

VIII.       Brokerage Commissions

For the fiscal year ended September 30, 2021, the Fund did not pay brokerage commissions to any affiliated broker.

IX.       General Information

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212. The Trust’s co-administrators are Mutual Fund Administration, LLC, which is located at 2220 E. Route 66, Suite 226, Glendora, California 91740, and UMB Fund Services, Inc., which is located at 235 West Galena Street, Milwaukee, Wisconsin 53212. UMB also serves as the Trust’s transfer agent. The Trust’s distributor is First Trust Portfolios L.P., which is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Fund’s custodian is UMB Bank, n.a., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106. Counsel to the Trust and the Independent Trustees is Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626.

The Trust will furnish, without charge, a copy of the most recent annual report and semi-annual report to shareholders of the Fund upon request. Requests for such reports should be directed to First Trust Multi-Strategy Fund, 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling 1-877-779-1999, or by accessing the Fund’s website at https://www.FirstTrustCapital.com.

APPENDIX A

Shareholders Owning Beneficially or of Record More than 5% of any Class of the First Trust Multi-Strategy Fund:

Shareholder	Percentage of Total Outstanding Shares as of January 3, 2022
Class A
TD Ameritrade Inc. For the exclusive benefit of our clients Omaha, NE 68103-2226	36.79%
Charles Schwab & Company Inc. Special Custody A/C FBO Customers San Francisco, CA 94105-1905	24.90%
LPL Financial Omnibus Customer Account San Diego, CA 92121-3091	15.02%
Class I
TD Ameritrade Inc. For the exclusive benefit of our clients Omaha, NE 68103-2226	23.34%
Charles Schwab & Company Inc. Special Custody A/C FBO Customers San Francisco, CA 94105-1905	19.62%

As of January 3, 2022, none of the Trustees and officers of the Trust owned any shares of the First Trust Multi-Strategy Fund.

A-1

APPENDIX B

SUB-ADVISORY AGREEMENT BETWEEN

FIRST TRUST CAPITAL MANAGEMENT L.P. AND

RIVERNORTH CAPITAL MANAGEMENT, LLC

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), effective as of November 1, 2021, is entered into by and between First Trust Capital Management L.P., a Limited Liability Company with its principal office and place of business at 225 W. Wacker, Suite 2100, Chicago, IL 60606 (the “Advisor”) and RiverNorth Capital Management, LLC, a Delaware limited liability company with its principal office and place of business at 433 W. Van Buren Street, 1150-E, Chicago, IL 60607 (the “Sub-advisor”).

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated November 1, 2021 (the “Advisory Agreement”) with Investment Managers Series Trust II, a Delaware statutory trust, with its principal office and place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)	The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b)	In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectus and Statement of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub- advisor with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub- advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)	The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Trust’s Registration Statement. The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of, and supplements to, the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be required, (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISOR

(a)	The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and is responsible for voting all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor’s written proxy voting policies and procedures. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub- advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-advisor. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)	The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Portfolio’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Portfolio maintains investments, or otherwise. The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c)	The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor. No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(d)	The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor. On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made to the Sub-advisor under the Code and its compliance policies and procedures. The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor, as promptly as possible, and in any event prior to such change.

(e)	The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-advisor shall be the property of the Trust. The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours. Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(f)	The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(g)	The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h)	The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(i)	For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

SECTION 4. COMPENSATION; EXPENSES

(a)	In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto. Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b)	During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believes to be particularly fitted to assist it in the execution of its duties under the Agreement. Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non-recurring expenses.

(c)	No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

SECTION 5. STANDARD OF CARE

(a)	The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder. The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

(b)	The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)	The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)	The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)	This Agreement shall become effective with respect to the Fund as of the date hereof; provided, however, that the Agreement has been approved by (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)	This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)	This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor on 60 days' written notice to the Sub-advisor or (ii) by the Sub-advisor on 60 days' written notice to the Trust. This Agreement shall automatically terminate (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents and warrants to the Advisor that:

(a)	It is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect;

(b)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c)	It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)	It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a)	No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)	Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)	This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the Court of Chancery of the State of Delaware unless the Trust, in its sole discretion, consents in writing to an alternative forum, or if such action may not be brought in that court, then such action shall be brought in any other court in the State of Delaware with jurisdiction (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts, (b) waives any objection to venue in either Designated Court, and (c) waives any objection that their Designated Court is an inconvenient forum.

(d)	This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)	This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)	If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub- advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement. This Agreement does not, and is not intended to, create any third- party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

(g)	Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)	Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)	No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j)	The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k)	Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

FIRST TRUST CAPITAL MANAGEMENT L.P.

/s/ Michael Peck
Name:	Michael Peck
Title:	Chief Executive Officer

RIVERNORTH CAPITAL MANAGEMENT L.P.

/s/ Marcus Collins
Name:	Marcus Collins
Title:	General Counsel and Chief Compliance Officer

Date:	November 5, 2021

Appendix A

Series of the Trust:

Fund

First Trust Multi-Strategy Fund

Appendix B

Sub-Advisory Fee:

The following percentage[s] of the average daily net assets of the Fund:

0.80% on that portion of the Fund’s assets managed by the Sub-advisor (the Portfolio, as defined in Section 1(a) above).

APPENDIX C

SUB-ADVISORY AGREEMENT BETWEEN

FIRST TRUST CAPITAL MANAGEMENT L.P. AND ANGEL OAK CAPITAL ADVISORS, LLC

THIS SUB-ADVISORY AGREEMENT (the “Agreement”), effective as of November 1, 2021, is entered into by and between First Trust Capital Management L.P., a Delaware Limited Partnership with its principal office and place of business at 225 West Wacker Drive Suite 2100 Chicago, Illinois 60606 (the “Advisor”) and Angel Oak Capital Advisors, LLC, a Limited Liability Company with its principal office and place of business at 3344 Peachtree Road, Suite 1725, Atlanta, GA 30305 (the “Sub-advisor”).

WHEREAS, Advisor has entered into an Investment Advisory Agreement dated November 1, 2021 (the “Advisory Agreement”) with Investment Managers Series Trust II, a Delaware statutory trust, with its principal office and place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212 (the “Trust”);

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value, in separate series;

WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the “Board”), the Advisor acts as investment advisor for the series of the Trust listed on Appendix A hereto (the “Fund”);

WHEREAS, the Advisory Agreement permits the Advisor, subject to the supervision of the Board, to delegate certain of its duties under the Advisory Agreement to other registered investment advisors subject to the requirements of the 1940 Act;

WHEREAS, it is intended that the Trust be a third-party beneficiary under this Agreement; and

WHEREAS, the Advisor desires to retain the Sub-advisor to furnish investment advisory services for the Fund and the Sub-advisor is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Advisor and the Sub-advisor hereby agree as follows:

SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

(a)	The Advisor hereby appoints and employs the Sub-advisor, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets of all or a portion of the Fund allocated by the Advisor to the Sub-advisor from time to time (such assets, the “Portfolio”) and, without limiting the generality of the foregoing, to provide other services as specified herein. The Sub-advisor accepts this employment and agrees to render its services for the compensation set forth herein.

(b)	In connection therewith, the Advisor has delivered to the Sub-advisor copies of (i) the Trust’s Declaration of Trust and Bylaws (collectively, as amended from time to time, the “Charter Documents”), (ii) the Trust’s current Prospectus and Statement of Additional Information for the Fund (collectively, as currently in effect and as amended or supplemented, the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, (iii) each plan of distribution or similar document adopted by the Trust with respect to the Fund under Rule 12b-1 under the 1940 Act (each a “Plan”) and each current shareholder service plan or similar document adopted by the Trust with respect to the Fund (each a “Service Plan”); and (iv) all procedures adopted by the Trust with respect to the Fund, and shall promptly furnish the Sub- advisor with all amendments of or supplements to the foregoing. The Advisor shall deliver to the Sub-advisor: (x) a copy of the resolution of the Board appointing the Sub-advisor as a sub- advisor to the Fund and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Fund; and (z) any other documents, materials or information that the Sub-advisor shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)	The Sub-advisor has delivered to the Advisor and the Trust (i) a copy of its Form ADV as most recently filed with the SEC; (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”); and (iii) a copy of its compliance manual pursuant to applicable regulations, including its proxy voting policies and procedures, which proxy voting policy and procedures will be included in the Trust’s registration statement. The Sub-advisor shall promptly furnish the Advisor and Trust with all amendments of and supplements to the foregoing at least annually.

SECTION 2. DUTIES OF THE ADVISOR

In order for the Sub-advisor to perform the services required by this Agreement, the Advisor (i) shall cause all service providers to the Trust to furnish information to the Sub-advisor and assist the Sub-advisor as may be required, (ii) shall ensure that the Sub-advisor has reasonable access to all records and documents relevant to the Portfolio maintained by the Trust, the Advisor or any service provider to the Trust, and (iii) shall deliver to the Sub-advisor copies of all material relevant to the Sub-advisor or the Portfolio that the Advisor provides to the Board in accordance with the Advisory Agreement.

SECTION 3. DUTIES OF THE SUB-ADVISOR

(a)	The Sub-advisor will make decisions with respect to all purchases and sales of securities and other investment assets in the Portfolio, and will vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Sub-Advisor’s written proxy voting policies and procedures, in each case to the extent such authority is delegated by the Advisor. To carry out such decisions, the Sub-advisor is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolio. In all purchases, sales and other transactions in securities and other investments for the Portfolio, the Sub-advisor is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, such as proxy voting with respect to the securities of the Portfolio.

Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Sub- advisor may allocate brokerage on behalf of the Fund to broker-dealers who provide brokerage or research services to the Sub-advisor. The Sub-advisor may aggregate sales and purchase orders of the assets of the Portfolio with similar orders being made simultaneously for other accounts advised by the Sub-advisor or its affiliates. Whenever the Sub-advisor simultaneously places orders to purchase or sell the same asset on behalf of the Portfolio and one or more other accounts advised by the Sub-advisor, the Sub-advisor will allocate the order as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)	The Sub-advisor will report to the Board at each meeting thereof as requested by the Advisor or the Board all material changes in the Portfolio since the prior report, and will also keep the Board and the Advisor informed of important developments affecting the Trust, the Fund and the Sub-advisor, and on its own initiative, will furnish the Board from time to time with such information as the Sub-advisor may believe appropriate for this purpose, whether concerning the individual companies the securities of which are included in the Portfolio’s holdings, the industries in which such companies engage, the economic, social or political conditions prevailing in each country in which the Portfolio maintains investments, or otherwise. The Sub-advisor will also furnish the Board and the Advisor with such statistical and analytical information with respect to investments of the Portfolio as the Sub-advisor may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Portfolio, the Sub-advisor will bear in mind the policies and procedures set from time to time by the Board as well as the limitations imposed by the Charter Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Fund.

(c)	The Sub-advisor will from time to time employ or associate with such persons as the Sub-advisor believes to be particularly fitted to assist in the execution of the Sub-advisor's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-advisor. No obligation may be incurred on the Trust’s or Advisor’s behalf in any such respect.

(d)	The Sub-advisor will report to the Board and the Advisor all material matters related to the Sub-advisor. On an annual basis, the Sub-advisor shall report on its compliance with its Code and its compliance policies and procedures to the Advisor and to the Board and upon the written request of the Advisor or the Trust, the Sub-advisor shall permit the Advisor and the Trust, or their respective representatives to examine the reports required to be made to the Sub- advisor under the Code and its compliance policies and procedures. The Sub-advisor will notify the Advisor and the Trust in writing of any change of control of the Sub-advisor at least 90 days prior to any such changes and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-advisor, as promptly as possible, and in any event prior to such change.

(e)	The Sub-advisor will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-advisor shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-advisor pursuant to this Agreement required to be prepared and maintained by the Sub-advisor or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Sub-advisor shall be the property of the Trust. The Advisor and the Trust, or their respective representatives, shall have access to such books and records at all times during the Sub-advisor's normal business hours. Upon the reasonable request of the Advisor or the Trust, copies of any such books and records shall be provided promptly by the Sub-advisor to the Advisor and the Trust, or their respective representatives.

(f)	The Sub-advisor will cooperate with the Fund’s independent public registered accounting firm and shall take reasonable action to make all necessary information available to the accounting firm for the performance of the accounting firm’s duties.

(g)	The Sub-advisor will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Portfolio’s assets under the Sub-advisor’s control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Sub-advisor is responsible for assisting in the fair valuation of all Portfolio assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Sub-advisor for each asset for which the Fund’s fund accountant does not obtain prices in the ordinary course of business.

(h)	The Sub-advisor shall have no duties or obligations pursuant to this Agreement (other than the continuation of its preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

(i)	For the purpose of complying with Rule 10f-3, Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable rule or regulation, the Sub-advisor will not, with respect to transactions in securities or other assets for the Portfolio, consult with any other sub-advisor to the Fund or any other series of the Trust.

SECTION 4. COMPENSATION; EXPENSES

(a)	In consideration of the foregoing, the Advisor shall pay the Sub-advisor, with respect to the Fund, a fee as specified in Appendix B hereto. Such fees shall be accrued by the Advisor daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to the Fund, the Advisor shall pay to the Sub-advisor such compensation as shall be payable prior to the effective date of termination.

(b)	During the term of this Agreement, the Sub-advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Portfolio. The Sub-advisor shall, at its sole expense, employ or associate itself with such persons as it reasonably believe to be particularly fitted to assist it in the execution of its duties under the Agreement. Except as set forth in Appendix B, the Sub-advisor shall not be responsible for the Trust’s, the Fund’s or the Advisor’s expenses, including any extraordinary and non- recurring expenses.

(c)	No fee shall be payable hereunder with respect to the Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, pursuant to the instruction of the Advisor and of the Trust’s Board of Trustees.

SECTION 5. STANDARD OF CARE

(a)	The Advisor shall expect of the Sub-advisor, and the Sub-advisor will give the Advisor and the Trust the benefit of, the Sub-advisor's best judgment and efforts in rendering its services hereunder. The Sub-advisor shall not be liable to the Advisor or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-advisor against any liability to the Advisor or the Trust to which the Sub-advisor would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of the Sub-advisor's duties hereunder, or by reason of the Sub-advisor's reckless disregard of its obligations and duties hereunder.

(b)	The Sub-advisor shall not be liable to the Advisor or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Sub-advisor by a duly authorized officer of the Advisor or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board.

(c)	The Sub-advisor shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-advisor’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)	The parties hereto acknowledge and agree that the Trust is a third-party beneficiary as to the covenants, obligations, representations and warranties undertaken by the Sub-advisor under this Agreement and as to the rights and privileges to which the Advisor is entitled pursuant to this Agreement, and that the Trust is entitled to all of the rights and privileges associated with such third-party-beneficiary status.

SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

(a)	This Agreement shall become effective with respect to the Fund as of the date hereof; provided, however, that the Agreement has been approved by (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(b)	This Agreement shall remain in effect with respect to the Fund for a period of two years from the date of its effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for the purpose of voting on such approval.

(c)	This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Advisor on 60 days' written notice to the Sub-advisor or (ii) by the Sub- advisor on 60 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

SECTION 7. ACTIVITIES OF THE SUB-ADVISOR

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Sub-advisor's right, or the right of any of the Sub-advisor's directors, officers or employees, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. REPRESENTATIONS OF SUB-ADVISOR.

The Sub-advisor represents and warrants to the Advisor that:

(a)	It is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect;

(b)	It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

(c)	It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

(d)	It will promptly notify the Advisor and the Trust of the occurrence of any event that would disqualify the Sub-advisor from serving as an investment advisor of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be liable for any obligations of the Trust or of the Fund under this Agreement, and the Sub-advisor agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Sub-advisor's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Fund.

SECTION 10. MISCELLANEOUS

(a)	No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

(b)	Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(c)	This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the Court of Chancery of the State of Delaware unless the Trust, in its sole discretion, consents in writing to an alternative forum, or if such action may not be brought in that court, then such action shall be brought in any other court in the State of Delaware with jurisdiction (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts, (b) waives any objection to venue in either Designated Court, and (c) waives any objection that their Designated Court is an inconvenient forum.

(d)	This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

(e)	This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(f)	If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by both the Advisor and Sub- advisor and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement. This Agreement does not, and is not intended to, create any third- party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.

(g)	Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(h)	Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(i)	No affiliated person, employee, agent, director, officer or manager of the Sub-advisor shall be liable at law or in equity for the Sub-advisor’s obligations under this Agreement.

(j)	The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person," “control” and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

(k)	Each of the undersigned warrants and represents that he or she has full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

***SIGNATURE PAGE FOLLOWS***

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

FIRST TRUST CAPITAL MANAGEMENT L.P.

/s/ Michael Peck
Name:	Michael Peck
Title:	Chief Executive Officer

ANGEL OAK CAPITAL ADVISORS, LLC

/s/ Dory Black
Name:	Dory Black
Title:	General Counsel

Date:	November 5, 2021

Appendix A

Series of the Trust:

Fund

First Trust Multi-Strategy Fund

Appendix B

Sub-Advisory Fee:

The following percentage[s] of the average daily net assets of the Fund:

0.60% on that portion of the Fund’s assets managed by the Sub-Advisor (the Portfolio, as defined in Section 1(a) above).